Under the Paperwork Reduction Act of 1995 no persons are required to respond to a collection of information unless it displays a valid OMB control number.

PTO Form 1478 (Rev 09/2006)

OMB No. 0651-0009 (Exp 02/28/2018)

Trademark/Service Mark Application, Principal  Register

Serial Number: 87601475 Filing Date: 09/08/2017

The table below presents the data as entered.

Input Field	Entered
SERIAL NUMBER	87601475
MARK INFORMATION
*MARK	HOVERINK BIOTECHNOLOGIES
STANDARD CHARACTERS	YES
USPTO-GENERATED IMAGE	YES
LITERAL ELEMENT	HOVERINK BIOTECHNOLOGIES
MARK STATEMENT	The mark consists of standard characters, without claim to any particular font style, size, or color.
REGISTER	Principal
APPLICANT INFORMATION
*OWNER OF MARK	Hoverink Biotechnologies Inc.
*STREET	1801 Century Park E., 24th Floor
*CITY	Los Angeles
*STATE (Required for U.S. applicants)	California
*COUNTRY	United States
*ZIP/POSTAL CODE (Required for U.S. applicants)	90067
LEGAL ENTITY INFORMATION
TYPE	corporation
STATE/COUNTRY OF INCORPORATION	Delaware
GOODS AND/OR SERVICES AND BASIS INFORMATION
INTERNATIONAL CLASS	042
*IDENTIFICATION

Conducting early evaluations in the field of new pharmaceuticals; consulting services in the fields of biotechnology, pharmaceutical research and development and genetic science, laboratory testing, diagnostics, and pharmacogenetics; development of pharmaceutical preparations and medicines; laboratory research services relating to pharmaceuticals; pharmaceutical products development; research and development in the pharmaceutical and biotechnology fields; research and development of pharmaceuticals for the treatment of age-related diseases, cancer, infectious diseases, mental illnesses, neurodegenerative diseases

FILING BASIS	SECTION 1(b)
ADDITIONAL STATEMENTS SECTION
DISCLAIMER	No claim is made to the exclusive right to use BIOTECHNOLOGIES apart from the mark as shown.
ATTORNEY INFORMATION
NAME	Victor K. Sapphire, Esq.
ATTORNEY DOCKET NUMBER	HVRNK-HVBTCH
FIRM NAME	Law Office of Victor Sapphire, Inc.
STREET	7190 Sunset Blvd #116
CITY	Los Angeles
STATE	California
COUNTRY	United States
ZIP/POSTAL CODE	90067
PHONE	323-449-7872
EMAIL ADDRESS	vic@brandidentitylawyer.com
AUTHORIZED TO COMMUNICATE VIA EMAIL	Yes
CORRESPONDENCE INFORMATION
NAME	Victor K. Sapphire, Esq.
FIRM NAME	Law Office of Victor Sapphire, Inc.
STREET	7190 Sunset Blvd #116
CITY	Los Angeles
STATE	California
COUNTRY	United States
ZIP/POSTAL CODE	90067
PHONE	323-449-7872
*EMAIL ADDRESS	vic@brandidentitylawyer.com;vixapphire@gmail.com; trademarks@brandidentitylawyer.com
*AUTHORIZED TO COMMUNICATE VIA EMAIL	Yes
FEE INFORMATION
APPLICATION FILING OPTION	TEAS RF
NUMBER OF CLASSES	1
APPLICATION FOR REGISTRATION PER CLASS	275
*TOTAL FEE DUE	275
*TOTAL FEE PAID	275
SIGNATURE INFORMATION
SIGNATURE	/vsapphire/
SIGNATORY'S NAME	Victor K. Sapphire, Esq.
SIGNATORY'S POSITION	Attorney for Applicant

SIGNATORY'S PHONE NUMBER	323-449-7872
DATE SIGNED	09/08/2017

Under the Paperwork Reduction Act of 1995 no persons are required to respond to a collection of information unless it displays a valid OMB control number.

PTO Form 1478 (Rev 09/2006)

OMB No. 0651-0009 (Exp 02/28/2018)

Trademark/Service Mark Application, Principal Register

To the Commissioner for  Trademarks:

Serial Number: 87601475 Filing Date: 09/08/2017

MARK: HOVERINK BIOTECHNOLOGIES (Standard Characters, see mark) The literal element of the mark consists of HOVERINK BIOTECHNOLOGIES.

The mark consists of standard characters, without claim to any particular font style, size, or color.

The applicant, Hoverink Biotechnologies Inc., a corporation of Delaware, having an address of 1801 Century Park E., 24th Floor

Los Angeles, California 90067 United States

requests registration of the trademark/service mark identified above in the United States Patent and Trademark Office on the Principal Register established by the Act of July 5, 1946 (15 U.S.C. Section 1051 et seq.), as amended, for the following:

International Class 042: Conducting early evaluations in the field of new pharmaceuticals; consulting services in the fields of biotechnology, pharmaceutical research and development and genetic science, laboratory testing, diagnostics, and pharmacogenetics; development of pharmaceutical preparations and medicines; laboratory research services relating to pharmaceuticals; pharmaceutical products development; research and development in the pharmaceutical and biotechnology fields; research and development of pharmaceuticals for the treatment of age- related diseases, cancer, infectious diseases, mental illnesses, neurodegenerative diseases

Intent to Use: The applicant has a bona fide intention, and is entitled, to use the mark in commerce on or in connection with the identified goods/services.

Disclaimer

No claim is made to the exclusive right to use BIOTECHNOLOGIES apart from the mark as shown.

The applicant's current Attorney Information:

Victor K. Sapphire, Esq. of Law Office of Victor Sapphire, Inc.

7190 Sunset Blvd #116 Los Angeles, California 90067

United States

323-449-7872(phone)

vic@brandidentitylawyer.com (authorized)

The attorney docket/reference number is HVRNK-HVBTCH.

The applicant's current Correspondence Information: Victor K. Sapphire, Esq.

Law Office of Victor Sapphire, Inc.

7190 Sunset Blvd #116

Los Angeles, California 90067 323-449-7872(phone)

vic@brandidentitylawyer.com;vixapphire@gmail.com; trademarks@brandidentitylawyer.com (authorized)

E-mail Authorization: I authorize the USPTO to send e-mail correspondence concerning the application to the applicant, the applicant's attorney, or the applicant's domestic representative at the e-mail address provided in this application. I understand that a valid e-mail address must be maintained and that the applicant or the applicant's attorney must file the relevant subsequent application-related submissions via the Trademark Electronic Application System (TEAS). Failure to do so will result in the loss of TEAS Reduced Fee status and a requirement to submit an additional processing fee of $125 per international class of goods/services.

A fee payment in the amount of $275 has been submitted with the application, representing payment for 1 class(es).

Declaration

Basis:

If the applicant is filing the application based on use in commerce under 15 U.S.C. § 1051(a):

The signatory believes that the applicant is the owner of the trademark/service mark sought to be registered; The mark is in use in commerce on or in connection with the goods/services in the application;

The specimen(s) shows the mark as used on or in connection with the goods/services in the application; and To the best of the signatory's knowledge and belief, the facts recited in the application are accurate.

And/Or

If the applicant is filing the application based on an intent to use the mark in commerce under 15 U.S.C. § 1051(b), § 1126(d), and/or § 1126(e):

The signatory believes that the applicant is entitled to use the mark in commerce;

The applicant has a bona fide intention to use the mark in commerce on or in connection with the goods/services in the application; and

To the best of the signatory's knowledge and belief, the facts recited in the application are accurate.

To the best of the signatory's knowledge and belief, no other persons, except, if applicable, concurrent users, have the right to use the mark in commerce, either in the identical form or in such near resemblance as to be likely, when used on or in connection with the goods/services of such other persons, to cause confusion or mistake, or to deceive.

To the best of the signatory's knowledge, information, and belief, formed after an inquiry reasonable under the circumstances, the allegations and other factual contentions made above have evidentiary support.

The signatory being warned that willful false statements and the like are punishable by fine or imprisonment, or both, under 18 U.S.C. § 1001, and that such willful false statements and the like may jeopardize the validity of the application or submission or any registration resulting therefrom, declares that all statements made of his/her own knowledge are true and all statements made on information and belief are believed to be true.

Declaration Signature

Signature: /vsapphire/ Date: 09/08/2017 Signatory's Name: Victor K. Sapphire, Esq. Signatory's Position: Attorney for Applicant Payment Sale Number: 87601475

Payment Accounting Date: 09/11/2017

Serial Number: 87601475

Internet Transmission Date: Fri Sep 08 15:56:41 EDT 2017

TEAS Stamp: USPTO/BAS-XX.XXX.XXX.XX-2017090815564101 8729-87601475-51025d374d87a28ae56b62848e

847d412b58171d637d7aaa729178bbaf976d195e

-CC-2629-20170908153229017063

HOVERINK BIOTECHNOLOGIES